                         FORM OF LICENSE/LEASE AGREEMENT

                                     OPTICAL

         THIS LICENSE/LEASE AGREEMENT (hereinafter referred to as "Agreement") is made and entered into as of May 26, 1994, by and between SEARS, ROEBUCK AND CO., a New York corporation (hereinafter referred to as "Sears") and ROYAL INTERNATIONAL OPTICAL, INC., a Pennsylvania corporation, (hereinafter referred to as "Licensee/Tenant").

         WHEREAS, Sears operates a retail store located at:

REGION          DIST.    ACT.CTR.         STORE             LOCATION
------          -----    --------         -----             --------
Central         261      9825             2950              Owensboro, KY

(hereinafter referred to as the "Store"), and

         WHEREAS, Licensee/Tenant desires to operate an optical concession in the Store,

         NOW THEREFORE, Sears and Licensee/Tenant hereby mutually agree as follows:

PURPOSE OF AGREEMENT
--------------------

         1. Licensee/Tenant is in the business described in this paragraph, and has expertise in that business and has a marketing plan for that business. Sears hereby leases to Licensee/Tenant the space described below, and grants Licensee/Tenant the privilege of conducting and operating within that space, and Licensee/Tenant shall conduct and operate, pursuant to the terms, provisions and conditions contained in this Agreement, a concession for the sale of optical merchandise, goods, and supplies; and for taking orders for repair, and repair of optical merchandise, goods and supplies and for visual eye exams and for the sale of repair and replacement certificates (hereinafter referred to as "Concession"), in the Store.

TERM
----

         2. The term of this Agreement (hereinafter referred to as "Term") shall be for a period beginning on February 1, 1994 and ending at the close of business on January 31, 1995 unless sooner terminated under any of the provisions of this Agreement.

REPRESENTATION TO LICENSEE/TENANT
---------------------------------

         3. Sears makes no promises or representations whatsoever as to the potential amount of business Licensee/Tenant can expect at any time during the Term. Licensee/Tenant is solely responsible for any expenses incurred related to this Agreement. Sears shall not be obligated for any expense incurred by Licensee/Tenant in connection with any increase in the number of Licensee/Tenant's employes or expenditures made by Licensee/Tenant for additional facilities or equipment.

UNAUTHORIZED SALES
------------------

         4. Licensee/Tenant covenants that it will use the space occupied by the Concession only for the purpose expressly authorized in this Agreement, and will render only those services and sell only such merchandise in the Concession as expressly authorized by this Agreement.

FEE
---

         5. (a) Licensee/Tenant shall pay to Sears, as provided in Paragraph 26 of this Agreement, a fee (hereinafter referred to as "Fee") which shall be a sum equal to _________ percent (___%) of net sales which are paid totally or partially by recognized members of vision care program and/or assistance groups, i.e. Medicare, Medicaid, vision care programs underwritten by insurance carriers, and/or third party groups and _________ percent (___%) of all other net sales.

NET SALES
---------

                  (b) "Net Sales" means gross sales less returns, sales taxes, and allowances for sales of merchandise, goods and supplies made in, upon or from the Concession location, and includes:

                           (1) Charges for repair work made pursuant to orders
taken or received in, upon or from the Concession location and

                           (2) Charges for services performed in connection with
the sale in, upon or from the Concession location of merchandise, goods and supplies.

GROSS SALES
-----------

                  (c) "Gross Sales" means all of Licensee/Tenant's direct or indirect sales of services and merchandise from the Concession. Eye exam fees are excluded from Gross Sales.

HOLDING OVER
------------

         6. Licensee/Tenant shall pay Sears double the monthly Fee, for each month or portion of a month for which Licensee/Tenant of the Concession area, retains possession of the Concession area or any part after the termination of the Term or Licensee/Tenant's right of possession, whether by lapse of time or otherwise. The provisions of this Paragraph shall not constitute a waiver of any other right or remedy of Sears under this Agreement or provided by law or equity. No such holding over shall renew or extend the Term even if Sears accepts Fee, and Licensee/Tenant shall have no right to continue possession of the premises, and shall be a Licensee/Tenant at sufferance only.

CONSTRUCTION OF LEASEHOLD IMPROVEMENTS
--------------------------------------

         7. (a) Licensee/Tenant shall determine (based on good engineering practices) the nature, scope, size of Concession and Licensee/Tenant shall determine the nature, scope, size of the furniture, fixtures and equipment in the Concession. Licensee/Tenant shall submit plans to Sears, Sears must approve such plans, before commencement of construction. Sears will arrange for construction of all improvements. The expense of all such construction and equipment shall be divided between Sears and Licensee/Tenant as described in Exhibit A.

TITLE TO LEASEHOLD IMPROVEMENTS
-------------------------------

                  (b) All Leasehold Improvements shall become the property of Sears at the termination of the Agreement. At the termination of the Agreement, or if Licensee/Tenant vacates or abandons the Concession, Licensee/Tenant shall convey to Sears, without charge, good title to the Leasehold

Improvements free from any and all liens, charges, encumbrances and rights of third parties, by means of a Quit Claim Deed and any other documents required by Sears.

CONCESSION FAILS TO BECOME FULLY OPERATIONAL
--------------------------------------------

                  (c) If the Concession is not fully operational within thirty
(30) days after completion of construction of the concession area as a result of delay by Licensee/Tenant, Sears may, at Sears option, terminate this Agreement and have no further obligation to Licensee/Tenant, and Licensee/Tenant shall reimburse Sears within ten (10) days after receipt of an invoice, for Sears cost, of putting the space involved back to its condition immediately prior to the commencement of such construction.

USE OF SEARS NAME
-----------------

         8. (a) Licensee/Tenant shall operate the Concession under the name "Sears Optical". Licensee/Tenant shall not commence any business activity under this Agreement without Sears prior written approval of any and all names that Licensee/Tenant intends to use in conjunction with the Concession.

                  (b) Licensee/Tenant may use the name of Sears, and any Sears trademark, service mark or trade name only when communicating with customers or potential customers of the Concession. Licensee/Tenant shall not use the name Sears or any Sears trademark, service mark or trade name, either orally or in writing, including, but not limited to, use of any letterhead, when communicating with persons or entities other than such customers or potential customers.

                  (c) Licensee/Tenant shall not question, contest or challenge, either during or after the Term of this Agreement, Sears ownership of the name "Sears" or of any other trademark, service mark or trade name Sears may license Licensee/Tenant to use in connection with the Concession. Licensee/Tenant will claim no right, title or interest in any such trademark, service mark or trade name, except with the right to use the same pursuant to the terms and conditions of this Agreement, and will not seek to register the same.

                  (d) Licensee/Tenant expressly recognizes and acknowledges that the use of any such trademark, service mark or trade name shall not confer upon Licensee/Tenant any proprietary rights to such trademark, service mark or trade name. Upon termination of this Agreement, Licensee/Tenant shall immediately stop using any such trademark, service mark or trade name and will execute all necessary or appropriate documents to confirm Sears ownership, or to transfer to Sears any rights it may have acquired from Sears in any such trademark, service mark or trade name.

                  (e) Nothing in this Agreement shall be construed to bar Sears after expiration or termination of this Agreement from protecting its right to the exclusive use of its trademarks, service marks or trade names against infringement by any party or parties, including Licensee/Tenant.

REMEDIES FOR UNAUTHORIZED USE
-----------------------------

                  (f) Licensee/Tenant recognized that the trademark, service mark and trade name licensed under the Agreement posses a special, unique and extraordinary character which makes it difficult to assess the monetary damage Sears would sustain in the event of unauthorized use. Licensee/Tenant expressly recognizes that irreparable injury would be caused to Sears by such unauthorized use, and that preliminary or permanent injunctive relief would be appropriate in the event of breach of this Agreement by Licensee/Tenant.

POLICING THE TRADEMARKS, SERVICE MARKS, AND TRADE NAMES
-------------------------------------------------------

                  (g) If Licensee/Tenant receives knowledge of any manufacture or sale by anyone else of products and/or services offered by the Licensee/Tenant that would be confusingly similar in the minds of the public and which bear or are promoted in association with the licensed trademarks, service marks or trade names or any names, symbols, emblems, or designs or colors which would be confusingly similar in the minds of the public to such licensed trademarks, service marks or trade names, Licensee/Tenant will promptly notify Sears. Sears shall have the sole right, at its sole expense, to take such action as it determines, in its sole discretion, is appropriate. Licensee/Tenant undertakes reasonably to cooperate and assist in such protest or legal action at Sears expense. If demanded by Sears, Licensee/Tenant shall join in such protest or legal action at Sears expense. Licensee/Tenant shall not undertake such protest or legal action on its own behalf without first securing Sears written permission to do so. If Sears permits Licensee/Tenant to undertake such protest or legal action, such protest or legal action shall be at Licensee/Tenant's sole expense. Sears shall cooperate and assist reasonably therein at Licensee/Tenant's expense. For the purposes of the foregoing, expenses shall include reasonable attorneys' fees. All recovery in the form of legal damages or settlement shall belong to the party bearing the expense of such protest or legal action.

ADVERTISING
-----------

         9. Licensee/Tenant shall advertise and actively promote the Concession authorized by this Agreement. Prior to Licensee/Tenant's use thereof in connection with the Concession, Licensee/Tenant shall submit all signs, advertising copy, including, but not limited to, sales brochures, newspaper advertisements, radio and television commercials; all sales promotional plans and devices; and all customer contract forms, guarantee certificates; and other forms and materials; to Sears Divisional Vice-President, Licensed Businesses, in Hoffman Estates, or to his designee, for approval. Licensee/Tenant will not use any such advertising material or sales promotional plan or device without such prior approval. Sears has the right to disapprove any or all the aforesaid advertising forms and other materials insofar as they, in Sears opinion, do not properly use Sears trademarks, service marks or trade names; may subject Sears to liability, loss of goodwill, damage to Sears reputation or Sears customer relations; or may fail to adhere to the requirements of any Federal , state or local governmental rules, regulations and laws.

PUBLICITY
---------

         10. Licensee/Tenant will not issue any publicity or press release regarding its contractual relations with Sears hereunder or regarding the Concession, and will refrain from making any reference to this Agreement or to Sears in the solicitation of business without obtaining Sears prior written approval and consent to such action.

RELATIONSHIP
------------

         11. Licensee/Tenant is an independent contractor. Nothing contained in or done pursuant to this Agreement shall be construed as creating a partnership, agency or joint venture. Except as otherwise expressly provided in this Agreement, neither party shall become bound by any representation, act or omission of the other party.

PRICES
------

         12. Sears has no right or power to establish or control the prices at which Licensee/Tenant offers service and/or merchandise in the Concession. Such right and power is retained by Licensee/Tenant.

LICENSEE/TENANT'S OBLIGATIONS
-----------------------------

         13. (a) Licensee/Tenant will make no purchases or incur any obligation or expense of any kind in the name of Sears. Prior to any purchase(s) involving the Concession, Licensee/Tenant shall inform its vendor(s) that Sears is not responsible for any obligation(s) incurred as a result of Licensee/Tenant's purchase(s).

                  (b) Licensee/Tenant shall promptly pay all its obligations, including those for labor and material, and will not allow any lien(s) to attach to any Sears or customer's property as a result of Licensee/Tenant's failure to pay such sums.

LICENSEE/TENANT'S EMPLOYES
--------------------------

         14. (a) Licensee/Tenant has no authority to employ persons on behalf of Sears and no employes of Licensee/Tenant shall be deemed to be employes or agents of Sears, such employes at all times remaining Licensee/Tenant's employes. Licensee/Tenant has sole and exclusive control over its labor and employe relations policies, and its policies relating to wages, hours, working conditions, or conditions of its employes. Licensee/Tenant has the sole and exclusive right to hire, transfer, suspend, lay off, recall, promote, assign, discipline, adjust grievances and discharge its employes, provided, however, that at any time Sears so requests, Licensee/Tenant will give consideration to the transfer from the Concession of any employe who is objectionable to Sears for reasons of health, safety and/or security of Sears customers, employes or merchandise and/or whose manner impairs Sears customer relations. If Sears objects to any of Licensee/Tenant's employes, and Licensee/Tenant refuses to remove such employe and the conditions which cause Sears to object continue, Sears may terminate this Agreement by giving ninety (90) days notice to Licensee/Tenant.

                  (b) Licensee/Tenant is solely responsible for all salaries and other compensation of all its employes and will make all necessary salary deductions and withholdings from its employes' salaries and other compensation, and is solely responsible for the payment of any and all contributions, taxes and assessments and all other requirements of the Federal Social Security, Federal and state unemployment compensation and Federal, state and local withholding of income tax laws on all salary and other compensation of its employe.

                  (c) Licensee/Tenant will comply with any other contract, Federal, state or local law, ordinance, rule, or regulation regarding its employes, including Federal or state laws or regulations regarding minimum compensation, overtime and equal opportunities for employment, and, in particular, Licensee/Tenant will comply with the terms of the Federal Civil Rights Acts, Age Discrimination in Employment Act, Occupational Safety and Health Act, and the Federal Fair Labor Standards Act, whether or not Licensee/Tenant may otherwise by exempt from such acts by reason of Licensee/Tenant's size or the nature of Licensee/Tenant's business or for any other reason whatsoever.

                  (d) Licensee/Tenant warrants that its employes, while working in connection with this Agreement, will comply with any and all applicable Federal, state or local laws, rules, regulations and ordinances.

LICENSEE/TENANT'S EQUIPMENT
---------------------------

         15. Entirely at its own expense, Licensee/Tenant shall install furniture, fixtures and equipment as may be necessary and proper for the operation of the Concession (such furniture, fixtures and equipment being herein for convenience referred to as "Licensee/Tenant's Equipment"). Licensee/Tenant's Equipment, and its size, design and location, shall at all times be subject to Sears approval.

PROHIBITED LIENS
----------------

         16. Except as otherwise provided in this Agreement, Licensee/Tenant shall not allow, suffer or permit any liens, claims or encumbrances to attach to or against by reason of the installation of any of Licensee/Tenant's Equipment or construction of Leasehold Improvements, Sears premises in which the Concession is located. In the event any lien, claim or encumbrance attaches to Sears premises, Licensee/Tenant shall immediately take all necessary action to cause such lien, claim or encumbrance to be released and discharged, or Sears, at its option, may take such action and charge Licensee/Tenant or withhold from sales receipts all expenses, including attorneys fees, incurred by Sears in removing such liens.

CUSTOMER ADJUSTMENT
-------------------

         17. (a) All of the work and services performed by Licensee/Tenant in connection with the Concession shall be of a high standard of professionalism, and all of the merchandise sold in connection with such Concession shall be of high quality. Licensee/Tenant shall at all times maintain a general policy of satisfaction of customers and shall adjust all complaints of and controversies with customers arising out of the operation of the Concession.

                  (b) In any case in which an adjustment is unsatisfactory to the customer, Sears shall have the right, at Licensee/Tenant's expense, to make such further adjustment as Sears may deem necessary under the circumstances, and any adjustment made by Sears shall be conclusive and binding upon Licensee/Tenant. Sears may deduct the amounts of any such adjustments from the sales receipts held by Sears as described in Paragraph 25. Licensee/Tenant shall maintain files pertaining to customer complaints and their adjustment and make such files available to Sears, at Sears request.

CONDITION OF CONCESSION AREA
----------------------------

         18. Licensee/Tenant shall, at its expense, keep the space occupied by the Concession in a thoroughly clean and neat condition and shall maintain Licensee/Tenant's Equipment in good order and repair.

HOURS, RULES
------------

         19. (a) The Concession shall be kept open for business and operated during the business hours agreed to by Sears, Department 725 and Licensee/Tenant.

                  (b) Licensee/Tenant shall conduct its operations in an honest, courteous and efficient manner and abide by safety and security rules and regulations of Sears in effect from time to time.

ACCESS TO CONCESSION AREA
-------------------------

         20. Licensee/Tenant shall have access to the area occupied by the Concession at all times that the Store is open to customers for business and at all such other times as the Store Manager of the Store authorizes and approves. Sears shall be furnished with keys to the Concession area and shall have access thereto at all times.

RIGHTS RESERVED BY SEARS
------------------------

         21. Sears retains the following rights, each of which Sears may exercise without notice to Licensee/Tenant and without liability to Licensee/Tenant for damage or injury to property, person or business. The exercise of any such rights shall not be deemed to constitute an eviction, constructive or partial eviction or disturbance of Licensee/Tenant's use or possession of the Concession and shall not give rise to any claim for set-off or abatement of the Fee or any other claim.

                  (a) To, solely at Sears' discretion, not open the Store at any time for purposes of taking a physical inventory. Licensee/Tenant waives any claim it may have against Sears for damages resulting from such closing.

                  (b) Sears shall have the right to change the location, dimensions and amount of area of the Concession from time to time during the Term in accordance with Sears judgment as to what arrangements will be most satisfactory for the general good of the Store, and this Agreement shall apply to such new space. In the event Sears desires that the Concession's location be changed, Sears will, at its expense, move Licensee/Tenant's Equipment to the new location and prepare the space for occupation and use by the Concession. The new space shall be as nearly equal to the original space as practicable. If a change in location is requested or initiated by Licensee/Tenant, then Licensee/Tenant shall bear all expense involved in moving Licensee/Tenant's Equipment.

                  (c) To change the Store's name or street address.

                  (d) To install, affix and maintain any and all signs on the exterior and interior of the Store. Provided, however, that when required by state law or ethical considerations, Licensee/Tenant shall have the right to pose and maintain a sign on the Concession premises containing Licensee/Tenant's name and identifying the Concession as Licensee/Tenant's optometric office. All such signs shall comply with applicable rules and regulations, and shall be acceptable to Sears.

                  (e) To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Store, or any part thereof, and for such purposes enter the Concession and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Store and to interrupt or temporarily suspend services and facilities, all without affecting any of the Licensee/Tenant's obligations hereunder, so long as the Concession is reasonably accessible.

                  (f) To furnish door keys of doors in the Concession at the commencement of the Agreement. To retain at all times, and to use in appropriate instances, keys to all doors within and into the

Concession. Licensee/Tenant agrees to purchase only from Sears additional duplicate keys as required, not to change any locks, and not to affix additional locks on doors without the prior written consent of Sears. Notwithstanding the provision for Sears access to the Concession, Licensee/Tenant relieves Sears of all responsibility arising out of theft, robbery and pilferage. Provided however, that Licensee/Tenant does not relieve Sears of liability for Sears own negligence or willful misconduct. Upon the expiration of the Term or of Licensee/Tenant's right to possession, Licensee/Tenant shall return all keys to Sears and shall disclose to Sears the combination of any safes, cabinets or vaults left in the Concession.

                  (g) To designate and approve, prior to installation, all types of window shades, blinds, draperies, window ventilators and any other similar equipment.

                  (h) To approve the weight, size and location of safes, vaults and other heavy equipment and articles in and about the Concession, and to require all such items and furniture and similar items to be moved into or out of the Store and Concession only at such times and in such manner as Sears shall direct in writing. Licensee/Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to Licensee/Tenant's ordinary use of the Concession without the prior written consent of Sears. movements of Licensee/Tenant's property into or out of the Store and within the Store are entirely at the risk and responsibility of Licensee/Tenant and Sears reserves the right to require permits before allowing any property to be moved into or out of the Store.

                  (i) To establish controls for the purpose of regulating all property and packages (both personal and otherwise) to be moved into or out of the Store and Concession and for the purpose of regulating access to public common areas of the Store.

                  (j) To regulate delivery and service of inventory, merchandise and other similar items in order to insure the cleanliness and security of the Concession, and to avoid congestion of the loading docks, receiving areas and freight elevators.

                  (k) To show the Concession to prospective licensee/tenants at reasonable hours during the last three (3) months of the Term of the Agreement, and if vacated or abandoned, to show the Concession at any time and to prepare the Concession for reoccupancy.

                  (l) To erect, use and maintain pipes, ducts, wiring, conduits and appurtenances in and through the Concession at reasonable locations and at all reasonable times.

UTILITIES
---------

         22. (a) Sears shall furnish, at reasonable hours and, except as otherwise provided, without expense to Licensee/Tenant, a reasonable amount of heat, light and electric power for the operation of the Concession, except when prevented by strikes, accidents, breakdowns, improvements and repairs to the heating, lighting and electric power systems or other causes beyond the control of Sears. Sears shall not be liable for any injury or damage whatsoever which may arise by reason of Sears failure to furnish such heat, light and electric power, regardless of the cause of such failure, all claims for such injury or damage are expressly waived by Licensee/Tenant.

TELEPHONE
---------

                  (b) If requested by Licensee/Tenant, Sears will arrange for telephone service for the Concession. Sears will pay for all local calls and Licensee/Tenant will pay for any long-distance calls, at the rate charged by the telephone company. All telephone numbers used in connection with the Concession shall be separate from phone numbers used by Licensee/Tenant in its other business operations and such numbers shall be deemed to be the property of Sears. Upon expiration or termination of this Agreement, Licensee/Tenant shall immediately, upon demand by Sears, cease to use such numbers and transfer such numbers to Sears or to any party Sears designates, and Licensee/Tenant shall immediately notify the telephone company of any such transfer.

CREDIT SALES
------------

         23. (a) When permitted by state law, and with the approval of the Credit Central designated by Sears, Licensee/Tenant may offer to sell, assign and transfer its credit accounts to Sears, or Licensee/Tenant may make sales on such of Sears regularly established credit plans (including the Discover Card) as may be of first approved by such Credit Central. The approval of such Credit Central is required for each individual credit sale, and approval shall be granted in the sole discretion of the Credit Central. No part of the finance charge which may be made by Sears in connection with any credit sale shall be payable to or credited in any way to Licensee/Tenant. All losses sustained by Sears as a result of non-payment of a Sears credit account shall be borne by Sears, provided that Licensee/Tenant has complied with Sears credit policies and procedures.

CREDIT SALES
------------

                  (b) Licensee/Tenant will comply with all provisions of Federal and state laws governing credit sales, and their solicitation, including but not limited to provisions dealing with disclosures to customers and finance charges.

NON-PAYMENT OF CHECKS
---------------------

                  (c) any and all losses which may be sustained by reason of non-payment of any and all check(s) upon presentment shall be borne by and charged to Licensee/Tenant, and Sears shall have no liability for such checks.

CASH REGISTER
-------------

         24. At its expense, Sears shall furnish a cash register for use in connection with the Concession. Such cash register shall be of a size and design satisfactory to Sears, and shall at all times be and remain the property of Sears. Licensee/Tenant shall immediately return such cash register to Sears upon demand. Sears shall have the right to take possession of the cash register at any time without giving prior notice to Licensee/Tenant.

SALES RECEIPTS
--------------

         25. (a) At the close of each business day, Licensee/Tenant shall submit an accounting of the gross sales of Licensee/Tenant and where appropriate, the returns, allowances and customer adjustments made during such day by Licensee/Tenant to the head cashier of the Sears unit which Sears shall designate. When making such reports, Licensee/Tenant shall deliver, in cash, the gross amount of all cash sales, and all credit sales documents for transactions completed that day to such cashier. An account of Licensee/Tenant's receipts shall be kept by both Licensee/Tenant and Sears. Sears shall have the right to retain out of such receipts the proper amount of the Fee payable under this Agreement together with any other sums due Sears from Licensee/Tenant. The remaining balance shall be payable to Licensee/Tenant at the regular settlement.

                  (b) Licensee/Tenant shall reimburse Sears at each settlement for all invoiced expenses, including any advertising expense, incurred by Sears on behalf of Licensee/Tenant and requested by Licensee/Tenant, outstanding at the time of such settlement. If Sears is not reimbursed at such settlement, then Sears shall have the right, but not the obligation, to retain out of Licensee/Tenant's sales receipts the amount of such expense(s) with interest, if any, due Sears.

SETTLEMENT
----------

         26. A settlement between the parties shall be made promptly each month for all Commissions and any and all other sums due and owing between the parties for such month. Sears will advance to Licensee/Tenant at the end of each week a sum equal to:

            o     Eighty nine percent (89%) of vision care (195017) Net Sales

            o     Eighty nine percent (89%) of all other (195018) Net Sales

            o One hundred percent of all subleased doctor eye exam fees (195217 and 195218)

made by Licensee/Tenant in the Concession during such week. Such weekly advances shall be advances to the monthly settlement.

AUDIT
-----

         27. Licensee/Tenant shall keep and maintain books and records which accurately reflect the sales made by Licensee/Tenant under this Agreement and the expenses which Licensee/Tenant incurs in performing under this Agreement. Sears shall have the right at any reasonable time to review and audit the books and records of Licensee/Tenant regarding this Agreement. Such books and records shall be kept and maintained according to generally accepted accounting principles.

PERIODIC REPORTS
----------------

         28. Licensee/Tenant shall provide to Sears a monthly report of sales and income in the manner and form prescribed by Sears, together with any other information sears may require for its records or auditing purposes.

WAIVER
------

         29. Licensee/Tenant waives any and all claims it may have against Sears for damage to Licensee/Tenant, for the safekeeping or safe delivery or damage to any property whatsoever of Licensee/Tenant or of any customer of Licensee/Tenant at the location of the Concession, because of the alleged negligence, act or omission of sears or of any tenant, licensee, or occupant of the premises at which the Concession may be located, or because of any damage caused by any casualty, including but not limited to, fire, water, snow, steam, gas or odors in or from the Store or Store premises, or because of the leaking of any plumbing, or because of any accident or event which may occur in the Store or upon Store premises, or because of the alleged acts or omissions of any janitors or other persons in or about the Store or Store premises or from any cause whatsoever.

INDEMNITY BY LICENSEE/TENANT
----------------------------

         30. Licensee/Tenant covenants that it will protect, defend, hold harmless and indemnify Sears, its directors, officers and employees, from and against any and all expenses, claims, actions, liabilities, penalties, attorneys' fees, damages and losses of any kind whatsoever (including, without limitation of the foregoing, death of or injury to persons and damage to property), actually or allegedly resulting from or connected with the operation of the Concession (including, without limitation of the foregoing, goods sold, work done, services rendered, or products utilized therein, lack of repair in or about the area occupied by the Concession, operation of or defects in any machinery, motor vehicles, or equipment used in connection with Licensee/Tenant's business hereunder, or located within the area occupied by the Concession; or arising out of any actual or alleged infringement of any patent or claim of patent, copyright or non-Sears trademark, service mark, or trade name); or from the omission or commission of any act, lawful or unlawful by Licensee/Tenant or its agents or employees, whether or not such act is within the scope of the employment of such agents or employees. This indemnity shall not apply to any injury or damage which is caused solely by Sears' negligence. Licensee/Tenant's indemnity shall survive the termination of this Agreement.

INSURANCE
---------

         31. (a) Licensee/Tenant hereby covenants that it shall, at its sole expense, obtain and maintain during the Term the following policies of insurance from companies satisfactory to Sears and containing provisions satisfactory to Sears and adequate to fully protect Sears as well as Licensee/Tenant from and against all expenses, claims, actions, liabilities and losses related to the subjects covered by the policies of insurance below:

                           (1) Worker's Compensation Insurance containing a
waiver of subrogation in favor of sears executed by the insurance company (when permitted by state law) and covering all costs, benefits and liability under state worker's compensation and similar laws which may accrue in favor of any person employed by Licensee/Tenant; and Employer's Liability Insurance with limits of not less than $100,000.

                           (2) Comprehensive General Liability Insurance,
including, but not limited to, coverage for product liability and completed operations insurance, and containing a Contractual Liability Endorsement specifically covering the indemnity provisions in this Agreement, with limits of not less than $500,000 for bodily injury per occurrence and $100,000 for property damage per occurrence.

                           (3) Motor Vehicle Liability insurance with an
Employer's Non-Owership Liability Endorsement in Licensee/Tenant's name covering all vehicles used by Licensee/Tenant in connection with Licensee/Tenant's business hereunder, with limits of not less than $500,000 combined single limit for bodily injury and property damage per occurrence.

                           (4) Fire and Extended Coverage Insurance upon
Licensee/Tenant's property, equipment and merchandise utilized in the Concession for the full insurable value thereof and containing a waiver of subrogation in favor of Sears executed by the insurance company. Licensee/Tenant shall pay only the first $250,000 for damages to sears property caused by Licensee/Tenant, and Sears shall provide Licensee/Tenant with a waiver of subrogation for all losses covered by Sears fire and extended coverage insurance.

                           (5) Bailee's Insurance with limits covering the value
of any and all customers' goods in Licensee/Tenant's possession.

                           (6) Malpractice or Professional Liability Insurance
covering all professional activities conducted by Licensee/Tenant, or its agents, employees or sub-licensees, with limits of not less than $1,000,000 for bodily injury per occurrence.

                  (b) Each policy shall name Sears as an additional insured and shall contain a severability of interest/cross liability endorsement and a waiver of subrogation in Sears favor executed by the insurance company.

                  (c) Licensee/Tenant's policies of insurance shall expressly provide that they shall not be subject to material change or cancellation without at least thirty (30) days' prior notice to Sears.

                  (d) Licensee/Tenant shall furnish Sears with certificates of insurance or, at Sears request, copies of policies, prior to execution of this Agreement. If, in Sears opinion, such policies do not afford adequate protection for Sears, Sears will so advise Licensee/Tenant, and if Licensee/Tenant does not furnish evidence of acceptable coverage within fifteen (15) days, Sears shall have the right, at its option, to obtain additional insurance at the expense of Licensee/Tenant and deduct the cost of such insurance from the sales receipts held by Sears as described in Paragraph 25 of this Agreement.

                  (e) Any approval by Sears of any of Licensee/Tenant's insurance policies or additional insurance obtained by Sears shall not relieve Licensee/Tenant of any responsibility under this Agreement, including liability for claims in excess of described limits.

MUTUAL RIGHT OF TERMINATION
---------------------------

         32. Either party may terminate this Agreement without cause, without penalty, and without liability for any damages as a result of such termination, at any time hereafter by giving the other party at least ninety (90) days' prior notice. The notice shall specify the termination date.

ASSIGNMENT BY LICENSEE/TENANT
-----------------------------

         33. Licensee/Tenant may sublet all or a portion of the Concession area to a licensed optometrist or ophthalmologist for use as an examining room. Any such sub-lease shall be subject to all the terms and conditions of this Agreement, and Licensee/Tenant shall remain fully liable to Sears for the performance by such sub-leased tenant of all the obligations contained in this Agreement. Licensee/Tenant shall not otherwise sublet, assign or transfer all or any part of the Concession area without prior written consent of Sears. Any such transfer or attempt to transfer by Licensee/Tenant, whether expressly or by operation of law, and without Sears prior written consent, shall, at the option of Sears, without notice, immediately terminate this Agreement. The sale of Licensee/Tenant's business or any other transaction which shifts the rights or liabilities of Licensee/Tenant to another controlling interest, shall be such a transfer.

RIGHT TO TERMINATE ON DEFAULT OR INSOLVENCY BY LICENSEE/TENANT
--------------------------------------------------------------

         34. In the event any bankruptcy or insolvency proceedings are commenced by or against Licensee/Tenant, or if any property of Licensee/Tenant passes into the hands of any receiver, assignee, officer of the law or creditor, or if Licensee/Tenant vacates, abandons, or ceases to operate under this Agreement, or if Licensee/Tenant fails to comply with any material provision or condition of this Agreement, then, Sears may terminate this Agreement immediately unless prohibited by law.

RIGHT TO TERMINATION ON CLOSING OF STORE
----------------------------------------

         35. Sears may, solely at Sears discretion, terminate this Agreement without notice, due to the closing of the Store. Licensee/Tenant shall not be entitled to any notice of the Store closing prior to a public announcement of such closing. Licensee/Tenant waives any claim it may have against Sears for damages, if any, incurred as a result of such closing.

RIGHT OF TERMINATION AFTER FIRE
-------------------------------

         36. In the event the Store is damaged by fire or any other casualty in such a manner that the space occupied by the Concession becomes untenantable, this Agreement may be terminated effective as of the date of such casualty, by either party giving the other party written notice of such termination within twenty (20) days after the occurrence of such casualty. If such notice is not given, then this Agreement shall not terminate, but shall remain in full force and effect and the parties shall cooperate with each other so that Licensee/Tenant may resume the conduct of business as soon as possible

SUBJECT TO STORE LEASES
-----------------------

         37. If the Store is leased to Sears, this Agreement shall be subject to all of the terms, leases and conditions contained in such lease. In the event of the termination of any such lease by expiration of time or otherwise, this Agreement shall immediately terminate.

FUTURE OBLIGATIONS
------------------

         38. After the termination of this Agreement by expiration of time or otherwise, Licensee/Tenant shall have no right or interest in future contracts with Sears relating to any operation similar to that under this Agreement, and Sears may, without incurring any liability to Licensee/Tenant:

                           (1) enter into an Agreement for the operation of a
similar business with any person or organization Sears chooses, including, but not limited to, Licensee/Tenant or any of Licensee/Tenant's counterparts,

                           (2) directly operate a similar business itself, or

                           (3) terminate the operation of the business.

REMOVAL OF LICENSEE/TENANT'S EQUIPMENT
--------------------------------------

         39. Upon the termination of this Agreement by expiration of time or otherwise, Licensee/Tenant shall, at its expense, immediately remove all of Licensee/Tenant's Equipment from Sears' premises and shall, without delay and at Licensee/Tenant's expense, repair any damage to sears' premises caused by such removal.

QUIET ENJOYMENT
---------------

         40. Sears covenants that, subject to the provisions of this Agreement and upon Licensee/Tenant (i) paying the Fee and other payments due to Sears under this Agreement, and (ii) observing and keeping all the covenants, terms and conditions of this Agreement, Licensee/Tenant will lawfully and quietly hold, occupy and enjoy the concession area during the Term without interference from Sears or any person claiming through Sears.

SURVIVAL OF OBLIGATIONS
-----------------------

         41. No termination of this Agreement, by expiration of time or otherwise, shall relieve the parties of liability for obligations arising out of the operation of the Concession before termination.

LICENSES, LAWS, ORDINANCES
--------------------------

         42. Licensee/Tenant shall, at its expense, obtain all permits and licenses which may be required under any applicable Federal, state, or local law, ordinance, rule or regulation by virtue of any act performed within the scope of this Agreement. Licensee/Tenant shall comply fully with all applicable Federal, state and local laws, ordinances, rules and regulations, including all rules and regulations of the Federal trade Commission, all applicable rules and regulations governing the practice of optometry or ophthalmology, and all ethical rules of Licensee/Tenant's profession.

FEES, TAXES
-----------

         43. Licensee/Tenant shall, at its expense, pay and discharge all license commissions, business, use, sales, gross receipts, income, property or other applicable taxes or assessments which may be charged or levied by reason of any act performed as a result of this Agreement, excluding, however, all taxes and assessments applicable to Sears income from the Fee or applicable to Sears property.

REMEDIES CUMULATIVE
-------------------

         44. The remedies provided in this Agreement are cumulative, and shall not affect in any manner any other remedies that either party may have for any default or breach by the other party. The exercise of any right or remedy shall not constitute a waiver of any other right or remedy under this Agreement or provided by law or equity. No waiver of any such right or remedy shall be implied from failure to enforce any such right or remedy other than that to which the waiver is applicable, and only for that occurrence.

ASSIGNS
-------

         45. The provisions of this Agreement shall be binding upon Licensee/Tenant and upon Licensee/Tenant's successors and assigns and shall be binding upon and inure to the benefit of Sears, its successors and assigns.

NOTICES
-------

         46. All notices herein provided for or which may be given in connection with this Agreement shall be in writing and given by personal delivery or certified or registered mail with postage prepaid and return receipt requested or its equivalent such as private express courier.

Notices given by Licensee/Tenant to sears shall be addressed to:

                  SEARS, ROEBUCK AND CO.
                  Attention:        Divisional Vice-President,
                                    Licensed Businesses,
                                    Department 725   E3-359B
                  3333 Beverly Road
                  Hoffman Estates, Illinois 60179

Notices given by Sears to Licensee/Tenant shall be addressed to:

                  ROYAL INTERNATIONAL OPTICAL, INC.
                  Attention: President
                  2760 Irving Boulevard
                  Dallas, Texas 75207
                  (214) 638-1397

Notices if so sent shall be deemed to have been given when sent.

ILLEGAL PROVISION
-----------------

         47. If any provision in this Agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been included.

GOVERNING LAW
-------------

         48. This Agreement shall be interpreted and governed by the laws of the State of Illinois.

ENTIRE AGREEMENT
----------------

         49. This Agreement sets forth the entire agreement and understanding between the parties with respect to the subject matter hereof. This Agreement shall not be supplemented, modified or amended except by a written instrument signed by a duly authorized officer or agent of both parties and no person has or shall have the authority to supplement, modify or amend this Agreement in any other manner.

PARAGRAPH TITLES
----------------

         50. The paragraph titles in this Agreement are for the mere convenience of the parties, and shall not be considered in any construction or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have this day set their hands by their proper officers or agents duly authorized thereunto.

                                               SEARS, ROEBUCK AND CO.



                                               By:
                                                   ----------------------------
                                                   Divisional Vice-President
                                                   Licensed Businesses


                                               ROYAL INTERNATIONAL OPTICAL, INC.




                                               By:
                                                   ----------------------------
                                                   Michael M. McPhillips

                                    EXHIBIT A
                                    ---------

                        ROYAL INTERNATIONAL OPTICAL, INC.

NEW DEPARTMENT
--------------

         Sears will be responsible for the following in the construction of a new department:

         1.     Perimeter walls, painted standard Sears colors.

         2.     Floor covered with standard Sears carpet/tile.

         3.     Ceiling containing standard Sears Fluorescent lighting.

         4.     Standard electrical outlets within the department.

         5.     When required, water and drain to the perimeter wall.

         6.     Department identification sign.

         Licensee will be responsible for all furniture, fixtures, equipment, displays, cabinets, counters, shelving, sinks, and other such items. Licensee will also be responsible for any non-standard walls, wall coverings, floor coverings, ceilings, lighting and electrical and for the final connection of all plumbing within the department.

RELOCATED DEPARTMENT
--------------------

         If a department is required to relocate by Sears or if the Licensee requests (and Sears agrees) that the department be relocated, the financial responsibilities for the relocation will be the same as for a New Department with the following exception.

         1. Sears will absorb fifty percent (50%) of the un-depreciated cost of furniture and fixtures that cannot be used in the new location. A five year straight line method of depreciation will be used to determine the un-depreciated cost.

REMODELED DEPARTMENT
--------------------

         If Sears requires that the Licensee remodel their department, the financial responsibilities for the remodel will be the same as for a Relocated Department.